Exhibit 10.57



                                February 20, 2004


Bank of America, N.A., as
Bank of America Facility Agent
The Hearst Tower
214 N. Tryon Street
NC1-027-19-01
Charlotte, NC 28255

Attn:    Banc of America Securities, LLC,
         Global Structured Finance; Portfolio Management

Ladies and Gentlemen:

         Pursuant to Section 2.03 of the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (as amended, the "Warehouse Note Purchase and Security Agreement"), among Nelnet Education Loan Funding, Inc. (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, YC SUSI Trust, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, the Borrower hereby request that the Bank of America Facility Group increase its Commitment under the Warehouse Note Purchase and Security Agreement from $350,000,000 to $600,000,000 effective on March 1, 2004. Please acknowledge your acceptance, as the Bank of America Facility Agent on behalf of the Bank of America Facility Group, of this increase in the Commitment of Bank of America, N.A., as Alternate Lender, for the Bank of America Facility Group by executing and returning this letter to us. Your execution of this letter shall constitute the written evidence that the Bank of America Facility Group has agreed to increase its Commitment pursuant to Section 2.03 of the Warehouse Note Purchase and Security Agreement.

         On the effective date of such increase, being March 1, 2004, the Borrower will provide Bank of America, N.A., as the Bank of America Facility Agent, with a replacement Senior Note in the maximum principal amount of $570,000,000 and a replacement Subordinate Note in the maximum principal amount of $30,000,000 in exchange for the existing Senior Note and Subordinate Note issued to the Bank of America Facility Group.

         Capitalized terms used in this letter and not defined herein shall have the meanings assigned to such terms in the Warehouse Note Purchase and Security Agreement.

                                      Very truly yours,

                                      NELNET EDUCATION LOAN FUNDING, INC.



                                      By  /s/ Terry J. Heimes
                                          -----------------------------------
                                          Terry J. Heimes, President

ACCEPTED AND AGREED TO:

BANK OF AMERICA, N.A.,
as Bank of America Facility Agent

By /s/ Shelley Harper
   -------------------------------
Title:  /s/ Principal
        --------------------------

cc:      Wells Fargo Bank Minnesota, National Association
         6th and Marquette Avenue
         Minneapolis, Minnesota  55479-0069
         Attn: Corporate Trust Department


                                       2